GUP and GTS-VA

Fixed and Variable Annuity

Supplement Dated January 2, 2002

to

Prospectus Dated May 1, 2001

This supplement supersedes all previous supplements.

Section: Summary, Fixed and Variable Options

Effective at close of business December 31, 2001, North American Funds Variable Product Series I changed its name to VALIC Company I, and North American - AG Stock Index Fund changed its name to Stock Index Fund.

Section: General Information, About VALIC

On May 11, 2001, American General Corporation ("AGC"), the parent of The Variable Annuity Life Insurance Company and the Variable Annuity Marketing Company ("VAMCO"), respectively the investment adviser and underwriter to GUP, agreed to be acquired by American International Group, Inc. ("AIG") On August 15, 2001, the shareholders of American General Corporation voted to approve the transaction, and on August 29, 2001, the transaction was completed. As a result, AGC is now a wholly-owned subsidiary of AIG. Effective January 1, 2002 the underwriter changed from VAMCO to American General Distributors, Inc., an affiliated company.

Section: Summary, Fixed and Variable Options

As a result of the acquisition, VALIC mailed proxy statements to all investors in VALIC Company I, asking for approval for several proposals, including adding an affiliated sub-adviser to the Stock Index Fund, effective on or about January 1, 2002. At the December 28, 2001 special meeting of shareholders, investors voted to approve the addition of AIG Global Investment Corp. as the sub-adviser to the Stock Index Fund.

Note: Privacy notice is included at the back of the prospectus.

VA1019-C